                                                            EXHIBIT 99(11)(a)



                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]




                     CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of GT Investment Funds, Inc.:


      We hereby consent to the inclusion of our report dated December 15, 1997 on our audits of the financial statements and financial highlights of GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, GT Global Telecommunications Fund, GT Global Healthcare Fund, and GT Global Natural Resources Fund as of October 31, 1997 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of GT Investment Funds, Inc. We further consent to the reference to our Firm under the captions "Financial Highlights" and "Other Information" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.



                                               /s/ COOPERS & LYBRAND L.L.P.
                                            -----------------------------------
                                                   COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998

                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]




                     CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of GT Investment Funds, Inc.:


      We hereby consent to the inclusion of our report dated December 15, 1997 on our audit of the financial statements and financial highlights of GT Global High Income Fund, GT Global Government Income Fund, and GT Global Strategic Income Fund as of October 31, 1997 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of GT Investment Funds, Inc. We further consent to the reference to our Firm under the captions "Financial Highlights" and "Other Information" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.



                                               /s/ COOPERS & LYBRAND L.L.P.
                                            -----------------------------------
                                                   COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998

                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]




                     CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of GT Investment Funds, Inc.:


      We hereby consent to the inclusion of our report dated December 15, 1997 on our audit of the financial statements and financial highlights of GT Global Growth and Income Fund as of October 31, 1997 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of GT Investment Funds, Inc. We further consent to the reference to our Firm under the captions "Financial Highlights" and "Other Information" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.



                                               /s/ COOPERS & LYBRAND L.L.P.
                                            -----------------------------------
                                                   COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998

                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]




                     CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of GT Investment Funds, Inc.:


      We hereby consent to the inclusion of our reports dated December 15, 1997 on our audit of the financial statements and financial highlights of GT Global Emerging Markets and GT Global Latin American Growth Funds as of October 31, 1997 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of GT Investment Funds, Inc. We further consent to the reference to our Firm under the captions "Financial Highlights" and "Other Information" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.



                                               /s/ COOPERS & LYBRAND L.L.P.
                                            -----------------------------------
                                                   COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998

                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]




                     CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of GT Investment Funds, Inc.:


      We hereby consent to the inclusion of our reports dated December 15, 1997 on our audit of the financial statements and financial highlights of GT Global Developing Markets Funds as of October 31, 1997 in the Statement of Additional Information with respect to the Post-Effective Amendment to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, of GT Investment Funds, Inc. We further consent to the reference to our Firm under the captions "Financial Highlights" and "Other Information" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                                               /s/ COOPERS & LYBRAND L.L.P.
                                            -----------------------------------
                                                   COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998